UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2023
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Severance Plan

On May 19, 2023 the Federal Home Loan Bank of Des Moines (“Bank”) received a non-objection letter from the Federal Housing Finance Agency (“FHFA”) concerning the Bank’s Executive Severance Plan (“Severance Plan”). The Severance Plan had previously been approved by the Bank’s Board of Directors (“Board”), subject to receipt of FHFA non-objection. The Severance Plan is effective retroactively to May 1, 2023. The Severance Plan applies to all full-time executives who report to the Chief Executive Officer (“CEO”) and are members of the Executive Team (the “Executives”).

The Severance Plan applies to all Executives when the Bank initiates an involuntary termination without cause. Subject to the parameters set forth below, the amount of severance pay shall be determined in the CEO’s discretion, and may be based upon a number of factors (e.g., length of service to the Bank, level of responsibility, reason for separation, etc.).

Severance benefits paid under the Severance Plan will be based on the Executive’s current base salary, calculated and paid as follows:

•A lump sum payment consisting of:

•A minimum of 26 weeks of base salary, up to a maximum of 52 weeks of base salary, with the amount within this range to be determined in the CEO’s discretion; and

•Earned but unused Paid Time Off, calculated and paid in accordance with the Paid Time Off provisions of the Employee Handbook

•Incentive payouts and deferred compensation payments in accordance with the Executive Incentive Plan.

•Medical benefits continuation for 6 months as detailed in the separation agreement.

The Bank will require a signed separation agreement between the Bank and the Executive covering, among other things, the benefits to be paid under the Severance Plan.

Involuntary terminations for cause and voluntary terminations (i.e., voluntary resignations or job abandonment) are not eligible for severance benefits under the Severance Plan.

The above description of the Severance Plan is qualified in its entirety by reference to the complete text of the Severance Plan, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
Exhibit Number 10.1    Executive Severance Plan
Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

May 22, 2023	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Executive Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)